Exhibit 10.1

OMNIBUS AMENDMENT

to

COCA-COLA CONSOLIDATED, INC.

NONQUALIFIED EMPLOYEE BENEFIT PLANS

THIS OMNIBUS AMENDMENT (this “Amendment”) is executed this 6th day of September, 2019, by Coca-Cola Consolidated, Inc., a Delaware corporation (the “Company”).

Statement of Purpose

The Company maintains the nonqualified benefit plans for eligible employees of the Company and its affiliates listed on the attached Appendix (the “Nonqualified Benefit Plans”). Effective as of January 1, 2019, the Company changed its name from Coca-Cola Bottling Co. Consolidated to Coca-Cola Consolidated, Inc. By written consent dated December 28, 2018, the Board of Directors of the Company directed the officers of the Company to perform all acts and deeds such officers deem necessary or advisable to reflect the corporate name change. In consideration of the directive by the Board, the Company desires to amend the Nonqualified Benefit Plans to change the name of each affected plan.

NOW, THEREFORE, the Company does hereby declare that the Nonqualified Benefit Plans are hereby amended effective as of January 1, 2019 as follows:

1.The legal name of each plan listed on the attached Appendix shall be changed to the new plan name as reflected in the attached Appendix, and all references in the applicable plan document to each plan name on and after January 1, 2019 shall be changed to reflect the new plan name.

2.Except as expressly or by necessary implication amended hereby, the Nonqualified Benefit Plans shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on the day and year first above written to be effective as of January 1, 2019.

COCA-COLA CONSOLIDATED, INC.

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Executive Vice President, General Counsel and Secretary

APPENDIX to OMNIBUS AMENDMENT FOR NONQUALIFIED PLANS

Plan Name Before January 1, 2019	New Plan Name on and after January 1, 2019
Coca-Cola Bottling Co. Consolidated Officer Retention Plan	Coca-Cola Consolidated, Inc. Officer Retention Plan
Coca-Cola Bottling Co. Consolidated Long Term Retention Plan	Coca-Cola Consolidated, Inc. Long Term Retention Plan
Coca-Cola Bottling Co. Consolidated Director Deferral Plan	Coca-Cola Consolidated, Inc. Director Deferral Plan
Coca-Cola Bottling Co. Consolidated Supplemental Savings Incentive Plan	Coca-Cola Consolidated, Inc. Supplemental Savings Incentive Plan
Coca-Cola Bottling Co. Consolidated Amended and Restated Long-Term Performance Plan	Coca-Cola Consolidated, Inc. Amended and Restated Long-Term Performance Plan
Coca-Cola Bottling Co. Consolidated Amended and Restated Annual Bonus Plan	Coca-Cola Consolidated, Inc. Amended and Restated Annual Bonus Plan
Coca-Cola Bottling Co. Consolidated Long-Term Equity Performance Plan	Coca-Cola Consolidated, Inc. Long-Term Equity Performance Plan